-------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
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           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)
--------------------------------------------------------------------------------
                                                                     New England
                                                             Star Worldwide Fund

                                                               [graphic omitted]

December 31, 1996

                                                                   FEBRUARY 1997
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Dear New England Funds Shareholder,

[Photo of Henry L.P. Schmelzer]

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Our three Star funds exemplify this exceptional approach: A number of independent specialists manage separate fund segments. This multiplies the research and analytical resources available to the fund, with the goal of greater return potential accompanied by a propensity for reduced price fluctuation.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

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                         NEW ENGLAND STAR WORLDWIDE FUND
-------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
-------------------------------------------------------------------------------

[Dalbar logo]  For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------

Putting Performance into Perspective The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR WORLDWIDE FUND
-------------------------------------------------------------------------------

                                           TOTAL RETURNS FOR YEAR ENDED 12/31/96
-------------------------------------------------------------------------------

     CLASS A (Inception 12/29/95)       SINCE INCEPTION

     Net Asset Value(1)                     16.67%
     With Max. Sales Charge(2)               9.98
     Lipper Global Average5                 16.52

     CLASS B (Inception 12/29/95)       SINCE INCEPTION

     Net Asset Value(1)                     15.87%
     With CDSC(3)                           11.87
     Lipper Global Average(5)               16.52

     CLASS C (Inception 12/29/95)      SINCE INCEPTION

     Net Asset Value(1)                     15.94%
     Lipper Global Average(5)               16.52

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.
(4) Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

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                         NEW ENGLAND STAR WORLDWIDE FUND
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-------------------------------------------------------------------------------
                   A $10,000 INVESTMENT COMPARED TO MSCI EAFE4
-------------------------------------------------------------------------------
[] NET ASSET VALUE(1) [] WITH MAXIMUM SALES CHARGE(2) [] CDSC(3) [] MSCI EAFE(4)

                       CLASS A SHARES, INCEPTION 12/29/95

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Morgan Stanley EAFE Index(4).

                    NAV(1)          MSC(2)        EAFE(4)
12/29/95           $10,000         $ 9,425        $10,000
Jan-96             $10,088         $ 9,508        $10,043
Feb-96             $10,264         $ 9,673        $10,079
Mar-96             $10,527         $ 9,922        $10,296
Apr-96             $10,872         $10,246        $10,598
May-96             $11,136         $10,495        $10,405
Jun-96             $11,191         $10,548        $10,466
Jul-96             $10,663         $10,050        $10,163
Aug-96             $10,951         $10,321        $10,187
Sep-96             $11,135         $10,495        $10,460
Oct-96             $11,047         $10,412        $10,355
Nov-96             $11,496         $10,835        $10,770
Dec-96             $11,666         $10,998        $10,634

                       CLASS B SHARES, INCEPTION 12/29/95

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares compared to Morgan Stanley EAFE Index(4).

                    NAV(1)         CDSC(3)        EAFE(4)
12/29/95           $10,000         $10,000        $10,000
Jan-96             $10,088         $10,088        $10,043
Feb-96             $10,256         $10,256        $10,079
Mar-96             $10,513         $10,513        $10,296
Apr-96             $10,841         $10,841        $10,598
May-96             $11,113         $11,113        $10,405
Jun-96             $11,153         $10,753        $10,466
Jul-96             $10,625         $10,244        $10,163
Aug-96             $10,906         $10,515        $10,187
Sep-96             $11,082         $10,684        $10,460
Oct-96             $10,994         $10,600        $10,355
Nov-96             $11,426         $11,016        $10,770
Dec-96             $11,587         $11,187        $10,634

                       CLASS C SHARES, INCEPTION 12/29/95

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares compared to Morgan Stanley EAFE Index(4).

                    NAV(1)                        EAFE(4)
12/29/95           $10,000                        $10,000
Jan-96             $10,096                        $10,043
Feb-96             $10,264                        $10,079
Mar-96             $10,519                        $10,296
Apr-96             $10,847                        $10,598
May-96             $11,120                        $10,405
Jun-96             $11,160                        $10,466
Jul-96             $10,632                        $10,163
Aug-96             $10,911                        $10,187
Sep-96             $11,087                        $10,460
Oct-96             $11,000                        $10,355
Nov-96             $11,432                        $10,770
Dec-96             $11,594                        $10,634

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                                         HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------
New England Star Worldwide Fund recently celebrated an anniversary -- December 29 marked the Fund's first full year of operation. And what a year it was. Over the past 12 months, Fund assets grew to over $150 million -- and they're still climbing. In fact, according to Strategic Insight (an organization which tracks mutual fund industry sales and trends), New England Star Worldwide Fund was the top-selling global equity fund launched in 1996. Obviously, word has spread about our "star-studded" approach to global equity investing.

We think that you will be pleased with your investment choice -- and with the Fund's performance. Read on to learn more about the Fund's successful first year and about its prospects for the future.

How Your Fund Performed
For the 12 months ended December 31, 1996, New England Star Worldwide Fund outperformed its benchmark, the MSCI Europe Australasia Far East (EAFE) Index4, with total returns of 16.67%, 15.87% and 15.94% at net asset value for Class A, B and C shares, respectively.

The following pages review the investment activity of each of the Fund's subadvisers over the past year. You'll find a wealth of information in this report and we encourage you to review it carefully. As you do, we think you'll come to appreciate even more how the Fund's multiple-manager approach adds a layer of diversification that can help you pursue your long-term financial goals.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Q. How did you manage your segment of the Fund in 1996?

[Photo of Helen Young Hayes
 Janus Capital Corporation]

We uncovered a number of stocks that performed very well in 1996, despite relatively sluggish economic growth internationally. In fact, last year's disappointments were few, with only minor impact on performance. We found a number of attractive opportunities in the United States and abroad, particularly in the United Kingdom, Germany and Sweden.

When selecting stocks for the Fund, we focus on individual companies and their fundamentals. By this we mean not only the business itself -- that is, the product and service offered as well as the level of competitiveness and efficiency -- but also the talent and ability of management. And, we're reluctant to pay high prices for securities; we believe that good value goes hand-in-hand with strong fundamentals.

That said, many of the period's top-performers fell into a few categories or centered around certain themes. For example, many holdings provide support services to businesses, such as security firms or organizations that provide facilities management. They are benefiting from the current global trend towards outsourcing so-called non-core activities, concentrating instead on basics of the business.

Another area that did extremely well last year was information technology, specifically systems integration. This includes a broad group of companies that provide a wide range of business functions -- everything from the design, installation and maintenance of information systems to the provision of software services. A third group represents what we call restructuring. These organizations are either in the midst of consolidating or refocusing their business, or aggressively trying to cut expenses and maximize profitability. Finally, we also owned a number of pharmaceutical stocks -- classic growth stocks -- which contributed positively to performance.

Examples of our investments: Hoechst, a German chemical and pharmaceutical firm; Hays PLC, a U.K.-based company that provides overnight deliveries and other business support services; and two Swedish firms -- Securitas, a security company, and Assa-Abloy, which sells sophisticated locking devices.


Q. What is your investment outlook for the next six months? For the long term?

Overall, we're optimistic about the prospects for international equities. We expect a continuation of slow economic growth and relatively stable interest rates -- an environment that has already supplied us with a number of attractive investment opportunities. Valuations remain compelling; we continue to focus efforts on uncovering reasonably priced small, medium and large companies with a dominant or growing market share within their industry.


                                  LARGEST JANUS HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Rentokil Group PLC                                                      0.88%
Hays PLC                                                                0.54%
Novartis AG                                                             0.48%


Q. How did you manage your segment of the Fund in 1996?


[Photo of Michael Gerding
Founders Asset
Management]

Our goal is to acquire growth companies at a reasonable price. As always, our emphasis was on individual stock selection by focusing on company fundamentals. We do not try to predict the market or the direction of the economy when choosing stocks for the Fund. Instead, we look for companies that we believe will show substantial earnings growth over the next several years and are selling at attractive valuations -- price relative to earnings.

During the period, we found a broad range of opportunities in publishing and broadcasting -- spanning from book and technical magazine publishers to cable and satellite television firms. Our segment was also highly concentrated in consumer stocks, including those of European manufacturers of high-end products and luxury goods.

Some of our favorites over the past year include Marschollek Lauten Preferred, an innovative, fast-growing German insurance company; Guilbert, a French company and Europe's largest retailer of office products; and Telebras, a fast-growing Brazilian telephone company, very attractively valued. All top performers, they reflect our investment approach: they have grown sales and earnings faster than the average within their industry and home market and offer some of the best prospects for sustained profitability.

As a general rule, we neither emphasize nor avoid specific countries when seeking issues for the Fund. The sizes of our positions are simply the result of stock selection. The United States, although underweighted compared to the MSCI Europe Australasia Far East (EAFE) Index, remained the largest country allocation, at approximately 12% of the segment. The United Kingdom was a close second, followed by Japan, at approximately 10% of our segment of the portfolio.

Although the U.S. stock market was surprisingly strong and offered attractive opportunities, I kept finding better values and growth rates overseas. Nevertheless, the U.S. market thrived throughout 1996, driven by a "Goldilocks" economy -- not too hot, not too cold, but just right. As a result, U.S. stock prices continued to climb and generally outperformed their overseas counterparts.



Q. What is your investment outlook for the next six months? For the long term?

In the near term, we're wary that a correction in the U.S. could dampen investor enthusiasm and disturb markets around the world. Certainly, the fundamentals overseas are much better than they are in the U.S., but markets tend to act in concert during downturns.

Longer term, we're bullish on international equities. World economic growth is improving and inflation remains low. In addition, many regions outside of the U.S. are just beginning to enjoy an economic recovery, providing the potential for years of strong growth. What's more, foreign stocks, while not cheap, represent excellent value relative to their expected growth, and even better value when compared to U.S. equities.

                               LARGEST FOUNDERS HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------

Ladbroke Group PLC                                                  0.42%
National Westminster Bank PLC (ADR)                                 0.37%
Total Petroleum (ADR)                                               0.36%


Q. How did you manage your segment of the Fund in 1996?

[Photos of Josephine Jimenez &
Bryan Sudweeks
Montgomery Asset
Management]

We concentrated on the emerging markets, which performed relatively well in 1996 after a couple of difficult years. The average return was around 8%, with some weakness in the Middle East and Africa. Latin America and the emerging markets of Europe, meanwhile, posted returns of close to 25%. Despite the recovery, however, the investment climate remained somewhat volatile due to uncertainty surrounding global interest rates, inflation and the impact on many emerging markets of the 30% rise in oil prices.

Our goal was to outperform local markets, not just by being in the right stocks, but also by being in the right industries and countries. We do this by combining a top-down country and industry allocation strategy with a bottom-up stock selection process.

With representation in 23 countries, the portfolio remained well-diversified. Brazil was our largest country allocation for most of 1996, and a significant contributor to performance -- the market was up over 45%. We were also heavily invested in Mexico but cut back our holdings in the wake of adverse political developments. We shifted assets to China and Hong Kong, a move that worked to the Fund's advantage.

Thailand, at one point our third largest allocation, proved to be our greatest disappointment in 1996. We have trimmed back our position, but maintain a presence there as we believe the market offers tremendous growth potential.

Investment in Venezuela is a classic example of a portfolio change that we made in response to unfolding events. As oil prices rose, we gradually shifted assets into that country, a region rich in oil reserves. This move paid off handsomely for shareholders; our Venezuelan investments were up approximately 18% for the year. What's more, the outlook for the country's stocks remains bright -- with lower interest rates and a more robust economy on the horizon.

Individual stocks we favored included Telebras, a Brazilian telecommunications company; IJM, a construction company in Malaysia; and Electrobras, an electric utility company in Brazil.


Q. What is your investment outlook for the next six months? For the long term?

Overall, our outlook for the emerging markets is quite positive. Economies have grown at a healthy rate, inflation is under control, interest rates remain low, annual profit growth for many companies is in the 20% to 25% range and markets are attractively valued.

That said, we will be focusing on two areas, in particular, over the coming year. Currently, we're setting our sights on Brazil, where we anticipate a significant drop in real interest rates and a strengthening currency -- the result of major industrial reforms. In the latter half of the year, we will likely turn our attention to Hong Kong and China. Just months away from reunification -- a transition we expect to be smooth -- the China/Hong Kong market may offer significant opportunity for stock investors.

                             LARGEST MONTGOMERY HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------

Turk Sise Ve Cam Fabrikalani                              0.73%
Banco Bradesco PN S.A., 144A                              0.46%
Lonrho PLC, 144A                                          0.45%

Oakmark/Harris Associates manages two segments of the Star Worldwide Fund.

Robert Sanborn manages the domestic segment, while David Herro and Michael Welsh manage the overseas portion.

The investment climate in 1996 was characterized by sluggish growth in the U.S. and the rest of the developed world, slow growth in Europe and virtually no growth in Japan. But macroeconomic factors don't drive our investment decisions. Instead, we evaluate each stock on its own merits, using a bottom-up, value-oriented approach.

First, we seek out those issues selling at large discounts to their underlying value -- defined as what a rational, informed business person would pay to own the enterprise.

Second, we look for owner-oriented management. It is our experience that investment potential is maximized if the interests of management and outside shareholders are aligned.



Q. How did you manage your segment of the Fund in 1996?

[Photo of Robert Sanborn
Oakmark/Harris
Associates]

Despite the stock market's gyrations, we remained committed to our stock selection discipline; we focus on well-managed companies that are reasonably priced. We increasingly found many such stocks in the financial services and consumer sectors. In fact, together, these sectors comprised more than three-quarters of the portfolio, with consumer nondurables alone accounting for more than 50% of this segment of the Fund. This is fairly typical of our investment style -- when we find industries and issues we like, we concentrate assets for the greatest potential return.

Holdings of financial stocks reflect our conviction that the sector's revival, underway now for several years, still has a long way to run. In fact, the portfolio's top three performers were all financial stocks: AMBAC, a bond insurer, was up 44% for the year, while First USA, a credit card issuer, and Mellon Bank both delivered double-digit returns.

Among consumer nondurables, Anheuser-Busch and Philip Morris each posted gains of 24% for the year. Many major consumer companies remain undervalued despite the huge stock market runs they've enjoyed over the past decade, and should continue to generate sharply higher sales and earnings -- the result of globalization and the strong demand for U.S. brands.

A pair of cable stocks, Tele-Communications Inc. and U.S. West Media Group, were hurt by increased competition and the need for stepped-up capital. At their current prices, we find these holdings very attractive. Finally, we shied away from technology stocks altogether last year. Although they were strong performers overall, we remain concerned about speculative excesses in that sector.


Q. What is your investment outlook for the next six months? For the long term?

We do not focus on the near term. However, the end of the momentum market of the last two years is inevitable. Longer-term, we feel good about the stocks we own. The market has not yet rewarded these above-average businesses with the above-average valuations we feel they deserve. Regardless of what the market may do in the short term, we feel comfortable with the long-term prospects for these companies.

We also believe that the market is overdue for a style change. It's been a growth and momentum market for over two years. We don't try to anticipate or predict a change, but we do believe that the pendulum eventually will swing back in favor of value stocks.


              LARGEST OAKMARK/HARRIS (DOMESTIC) HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------

Mellon Bank Corp.                                                   0.98%
Polaroid Corp.                                                      0.83%
Philip MOrris Companies, Inc.                                       0.82%


Q. How did you manage your segment of the Fund in 1996?

[Photos of David Herro and Michael Welsh
Oakmark/Harris Associates]

As always, stock selection was the key to performance. Because we employ a bottom-up strategy for stock selection, we found greater opportunities in certain markets than others. The United Kingdom, at 12% of assets, represented our segment's largest country allocation, followed by the Netherlands and Australia, each with 7% of assets. Although many investors avoided Australia for macroeconomic reasons, we saw great value there. In fact, two of our top-performing holdings during the year were Australian companies: HIH Winterthur, an insurance company, and National Australia Bank.

Other stocks we own include Yue Yuen Industrial Holding, a Hong Kong footwear manufacturer, and P.T. Polysindo Eka Perkasa, an Indonesian integrated textile manufacturer. Out of favor for reasons we thought were temporary, P.T. Polysindo Eka Perkasa was a significant contributor to performance.

Because we found few securities in Japan that met our demanding criteria, we substantially underweighted that country throughout most of 1996. Japanese equities accounted for a mere 3% of Fund assets -- a factor that worked to the Fund's advantage.

With the wisdom of hindsight, we see that we purchased a couple of stocks a little too early -- but that is sometimes the way our style works. We invest in out-of-favor issues with three- to five-year upside potential, meaning we sometimes invest before a stock has bottomed out. Two examples are Koninklijke Sphinx Gustavsberg, a Dutch manufacturer, and Tech Resources, a Malaysian cellular phone operator.


Q. What is your investment outlook for the next six months? For the long term?

We are very optimistic about the future of most foreign markets over the long term. Interest rates are low throughout much of Europe, and economies there, while sluggish, are poised for a rebound. What's more, stock valuations are extremely compelling. For example, in the battered markets of emerging Asia -- particularly, Korea and Thailand -- stocks continue to look good from a valuation standpoint.

From a qualitative perspective, there have been several positive changes in the developed markets, especially Europe and Japan. Many companies are now in the midst of serious restructuring, cutting costs aggressively and actively trying to increase profits. Management is also becoming increasingly shareholder-conscious, further contributing to the improved financial health of many firms.


         LARGEST OAKMARK/HARRIS (INTERNATIONAL) HOLDINGS, % OF FUND'S NET ASSETS
--------------------------------------------------------------------------------

Cordiant PLC                                                     1.02%
Danieli & Company                                                0.93%
Guinness PLC                                                     0.83%

                         NEW ENGLAND STAR WORLDWIDE FUND

                  Top Portfolio Sectors by Geography 12/31/96*

                                      Percentage of
      Country                          Net Assets
-------------------------------------------------------------------------------
   1. United States                      20.25%
-------------------------------------------------------------------------------
   2. United Kingdom                      9.24%
-------------------------------------------------------------------------------
   3. Netherlands                         4.67%
-------------------------------------------------------------------------------
   4. Sweden                              4.52%
-------------------------------------------------------------------------------
   5. Brazil                              4.19%
-------------------------------------------------------------------------------
   6. Argentina                           3.54%
-------------------------------------------------------------------------------
   7. France                              3.44%
-------------------------------------------------------------------------------
   8. Hong Kong                           3.42%
-------------------------------------------------------------------------------
   9. Malaysia                            3.41%
-------------------------------------------------------------------------------
  10. Japan                               3.22%
-------------------------------------------------------------------------------
  11. Germany                             2.38%
-------------------------------------------------------------------------------
  12. Indonesia                           2.22%
-------------------------------------------------------------------------------
  13. Switzerland                         2.00%
-------------------------------------------------------------------------------
  14. Mexico                              1.86%
-------------------------------------------------------------------------------
  15. Portugal                            1.76%
-------------------------------------------------------------------------------
  16. Italy                               1.75%
-------------------------------------------------------------------------------
  17. Australia                           1.73%
-------------------------------------------------------------------------------
  18. New Zealand                         1.44%
-------------------------------------------------------------------------------
  19. Finland                             1.28%
-------------------------------------------------------------------------------
  20. South Africa                        1.24%
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*Portfolio holdings and asset allocations will vary.

                               PORTFOLIO COMPOSITION

Investments as of December 31, 1996

COMMON STOCK--89.3% OF TOTAL NET ASSETS

 SHARES(a)       DESCRIPTION                                                     VALUE(b)
-------------------------------------------------------------------------------------------
                 ARGENTINA--3.5%
      1,035,000  Alparagatas Sociedad Anonima Industrial Y Comercial ....      $    890,278
        150,300  Astra Cia Argentina.....................................           287,130
         17,341  Banco Frances Del Rio La Plata S.A. (ADR) 144A (d) (f) .           476,878
         91,270  CIADEA S.A. (c)  .......................................           433,619
         61,500  Cresud (c)  ............................................           108,877
          1,200  Disco S.A. (ADR) (d)....................................            33,900
          1,100  Irsa (GDR) (g) .........................................            34,925
         16,200  Irsa Inversiones Y  ....................................            52,012
         54,900  Siderar S.A. (c)  ......................................           158,144
             25  Telecom de Argentina (ADR) 144A (d) (f) ................             1,009
         31,200  Telefonica de Argentina (ADR) (d)  .....................           807,300
         83,150  YPF Sociedad Anonima (ADR) (d)  ........................         2,099,538
                                                                               ------------
                                                                                  5,383,610
                                                                               ------------
                 AUSTRALIA--1.7%
         78,944  Aristocrat Leisure, Ltd. ...............................           205,188
        157,982  Crown, Ltd.  ...........................................           330,254
         79,969  National Australia Bank, Ltd.  .........................           940,737
         12,500  News Corp., Ltd., Preferred (ADR) (d)  .................           220,312
         28,600  Village Roadshow  ......................................           112,072
        193,038  Wattyl  ................................................           813,212
                                                                               ------------
                                                                                  2,621,775
                                                                               ------------
                 AUSTRIA--0.1%
          1,874  Wolford AG  ............................................           226,711
                                                                               ------------
                 BELGIUM--0.2%
            858  Barco NV  ..............................................           148,195
          1,051  Credit Communal Holdings/Dexia (c)                                  95,899
          2,403  Telinfo S.A.  ..........................................            98,006
                                                                               ------------
                                                                                    342,100
                                                                               ------------
                 BRAZIL--4.2%
     96,550,000  Banco Bradesco PN S.A., 144A (f)  ......................           699,665
            580  CELESC (GDR) 144A (f) (g) ..............................            54,085
          7,600  Cemig (ADR) (d) ........................................           258,917
      4,980,000  Cemig PN  ..............................................           169,658
      4,260,000  Cesp Cia Energ Sp  .....................................           166,079
         13,000  Companhia Cervejaria Brahma  ...........................             7,106
      1,025,000  Electrobras PN  ........................................           380,762
     16,000,000  Lojas Americanas PN, 144A (f)  .........................           210,952
          3,600  Multicanal Participacoes S.A. (ADR) (c) (d) ............            46,125
      1,400,000  Petroleo Brasileiro, 144A (f)  .........................           222,981
         12,000  Souza Cruz S.A.  .......................................            78,760
      8,820,000  Telebras Telec Brazil  .................................           632,365
        727,037  Telecom de Rio Janeiro S.A., Preferred (c)  ............            92,001
         16,275  Telecomunicacoes Brasileiras S.A. (ADR) (d)  ...........         1,245,037
          6,850  TV Filme, Inc.  ........................................            87,338
     19,130,000  Unibanco PN, 144A (f)  .................................           624,105
  1,368,000,000  Usiminas  ..............................................         1,395,515
                                                                               ------------
                                                                                  6,371,451
                                                                               ------------
                 CANADA--0.2%
          3,825  Canwest Global Communications  .........................            39,206
          4,000  Potash Corp., Saskatchewan  ............................           340,000
                                                                               ------------
                                                                                    379,206
                                                                               ------------
                 CHILE--0.6%
         10,250  Banco de A Edward (ADR) (d)  ...........................           184,500
          5,520  Compania de Telefonos de Chile S.A. (ADR) (d)  .........           558,210
          3,625  Santa Isabel S.A. (ADR) (d)  ...........................            82,016
          2,100  Sociedad Quimica Minera de Chile (ADR) (d)  ............           113,662
                                                                               ------------
                                                                                    938,388
                                                                               ------------
                 CHINA--0.1%
         20,000  Shanghai Industrial Holdings Ltd. (c)...................            72,920
         58,000  Shangri-La Asia  .......................................            85,862
                                                                               ------------
                                                                                    158,782
                                                                               ------------
                 CZECH REPUBLIC--0.8%
         36,469  PIFCO Holdings PLC .....................................           463,958
          5,620  SPT Telecommunications PT (c) ..........................           699,685
                                                                               ------------
                                                                                  1,163,643
                                                                               ------------
                 DENMARK--0.3%
          2,100  Copenhagen Airport  ....................................           213,893
          5,425  Inwear Group AS, 144A (c) (f) ..........................           236,678
                                                                               ------------
                                                                                    450,571
                                                                               ------------
                 FINLAND--1.3%
          3,789  Amer Group  ............................................            78,251
          8,364  Huhtamaki OY  ..........................................           389,108
          6,759  Kesko  .................................................            95,361
          4,724  Metra AB, Series B......................................           264,955
          1,012  Nokia AB OY  ...........................................            58,696
          4,025  Nokia Corp. (ADR) (d) ..................................           231,941
         10,699  OY Tamro AB  ...........................................            71,404
          2,327  Raison Tehtaat  ........................................           146,702
          3,924  Tietotehdas OY, B Shares  ..............................           331,748
         16,000  Valmet OY  .............................................           281,739
                                                                               ------------
                                                                                  1,949,905
                                                                               ------------
                 FRANCE--3.4%
          1,800  Accor  .................................................           227,927
          1,968  Axime Ex Segin  ........................................           227,580
         12,425  Bouygues Offshore S.A. (ADR) (d)  ......................           159,972
          3,669  Capital Gemini  ........................................           177,422
         25,045  Chargeurs International S.A.  ..........................         1,240,544
          3,000  Christian Dior  ........................................           483,955
             64  Club Mediterranee, 144A (f)  ...........................             4,154
            275  Dassault Systems S.A. (ADR) (d)  .......................            12,719
          1,183  Grand Optical Photo Services  ..........................           191,751
          4,750  Groupe Legris Industries  ..............................           200,034
          1,100  Guilbert  ..............................................           215,187
         10,524  Lagardere Groupe  ......................................           288,834
            144  Moulinex  ..............................................             3,317
          1,445  Pathe (c)  .............................................           348,126
          6,000  Pernod Ricard  .........................................           331,888
          6,000  SGS Thomson Microelectronics (ADR) (c) (d)  ............           420,000
          1,196  Sligos  ................................................           156,747
         13,500  Total Petroleum (ADR) (d)  .............................           543,375
                                                                               ------------
                                                                                  5,233,532
                                                                               ------------

                 GERMANY--2.4%
          3,543  Adidas AG  .............................................           306,225
         13,118  BASF AG  ...............................................           505,352
            712  Depfa Bank  ............................................            32,144
          5,682  Deutsche Bank AG  ......................................           265,490
          1,965  Eurobike AG  ...........................................            60,017
          1,050  Fresenius AG, Preferred  ...............................           216,987
         18,100  Fresenius Medical Care AG (ADR) (d).....................           509,062
            639  Fresenius Medical Preferred  ...........................            51,471
            214  Gehe AG  ...............................................            13,698
          9,549  Hoechst AG  ............................................           451,139
          1,200  Marschollek Lauten Preferred  ..........................           166,883
            500  Pfeiffer Vacuum Techhnology AG (ADR) (d) ...............             9,000
             38  Porsche AG, Preferred  .................................            33,585
          5,025  Schwarz Pharma AG ......................................           372,271
            799  SGL Carbon AG, 144A (f)  ...............................           100,732
          2,500  Veba  ..................................................           144,593
          1,200  Volkswagen, Preferred  .................................           385,625
                                                                               ------------
                                                                                  3,624,274
                                                                               ------------
                 GREECE--0.1%
         23,200  Aegek S.A.  ............................................            85,574
                                                                               ------------
                 HONG KONG--3.4%
         25,000  Cheung Kong Holdings ...................................           222,219
         30,000  China Light & Power ....................................           133,428
         34,000  China Resources  .......................................            76,488
         57,000  Citic Pacific, Ltd. ....................................           330,894
        111,000  Concord Land Development (c) ...........................            48,077
         35,000  Guoco Group, Ltd., 144A (f) ............................           195,940
         23,800  HBSC Holdings, Ltd. ....................................           509,264
          7,000  Henderson Land Development, 144A (f)  ..................            70,593
        303,600  Hong Kong Aircraft Engineering Co., Ltd.  ..............           934,214
         43,000  Hutchison Whampoa, Ltd.  ...............................           337,740
        110,000  Hysan Development  .....................................           438,037
         27,800  Mandarin Oriental International, Ltd....................            39,198
         54,000  New World Development Co., Ltd., 144A (f)  .............           364,794
            200  New World Infrastructure, Ltd.  ........................               584
         18,000  Sun Hung Kai Properties, Ltd., 144A (f) ................           220,506
         13,000  Swire Pacific, Ltd., 144A (f)  .........................           123,958
         55,000  Wheelock & Company, Ltd.  ..............................           156,797
      2,610,000  Yue Yuen Industrial Holdings PLC, Ltd. .................           995,475
                                                                               ------------
                                                                                  5,198,206
                                                                               ------------

                 HUNGARY--0.1%
          3,400  Borsodchem Rt, (GDR) 144A (f) (g) ......................            85,510
                                                                               ------------

                 INDIA--0.7%
          5,800  Bajaj Auto (GDR) (g)....................................           197,200
          2,000  Bajaj Auto (GDR) 144A (f) (g) ..........................            68,000
         16,000  Gujarat Ambuja Cements Ltd. (GDR) 144A (f) (g) .........           135,680
         12,500  Indian Hotels Co., Ltd. (GDR) 144A (f) (g) .............           318,750
          5,800  Indian Petrochemical (GDR) 144A (f) (g) ................            58,000
          2,192  Mahindra & Mahindra (GDR) (g)  .........................            25,756
          8,850  Tata Engineering & Locomotive, Ltd. (GDR) (g)  .........            94,031
         11,464  Tata Engineering & Locomotive, Ltd. (GDR) 144A (f) (g) .           121,805
                                                                               ------------
                                                                                  1,019,222
                                                                               ------------
                 INDONESIA--2.2%
         99,800  Asia Pulp & Paper Co., Ltd. (ADR) (c) (d) ..............         1,135,225
         81,000  Bimantara Citra PT (c)  ................................           108,023
         81,000  Ciputra Development (c)  ...............................            84,018
         24,000  Hanjaya Mandala Sampoerna PT  ..........................           128,027
        115,000  Mulia Industrindo PT ...................................           119,285
      1,550,000  PT Polysindo Eka Perkasa  ..............................           885,902
         12,900  PT Tambang Timah (GDR) (g)  ............................           233,167
          2,600  PT Telekom (ADR) (d) ...................................            89,700
         30,000  PT Telekom Indoneisa ...................................            51,757
        169,000  Semen Gresik PT  .......................................           543,776
                                                                               ------------
                                                                                  3,378,880
                                                                               ------------
                 IRELAND--1.1%
        470,000  Anglo Irish Bank Corp., 144A (f)  ......................           561,515
          5,625  Elan PLC (ADR) (c) (d) .................................           187,031
        470,000  Fyffes  ................................................           876,123
                                                                               ------------
                                                                                  1,624,669
                                                                               ------------
                 ISRAEL--0.3%
         10,000  Koor Industries, Ltd. (ADR) (d)  .......................           170,000
          4,700  Teva Pharmaceutical Industries, Ltd. (ADR) (d)  ........           236,175
                                                                               ------------
                                                                                    406,175
                                                                               ------------
                 ITALY--1.8%
         14,704  Banca Popolare di Milano  ..............................            74,635
        338,500  Danieli & Company, 144A (f)  ...........................         1,416,925
          3,000  Fila Holdings SPA (ADR) (d)  ...........................           174,375
          8,250  Industrie Natuzzi SPA (ADR) (d)  .......................           189,750
         15,611  Pagnossin SPA  .........................................            57,834
        385,644  Parmalat Finanziaria SPA  ..............................           589,778
         32,506  Telecom Italia Mobil....................................            82,176
         29,294  Telecom Italia SPA, 144A (f)  ..........................            76,083
                                                                               ------------
                                                                                  2,661,556
                                                                               ------------
                 JAPAN--3.2%
            400  Amway Japan, Ltd., 144A (f)  ...........................            12,849
             75  Canon Inc. (ADR) (d)....................................             8,250
          4,500  Credit Saison Co., Ltd., 144A (f)  .....................           100,639
             60  DDI Corp.  .............................................           396,857
          3,000  Doutor Coffee  .........................................           125,637
         10,250  Eisai Co.  .............................................           201,796
         40,900  Enix Corp.  ............................................           925,291
          1,000  Hankyu Department Stores  ..............................             9,930
            150  Honda Motor (ADR) (d)  .................................             8,494
          4,000  Honda Motor Co.  .......................................           114,325
          5,000  Hoya Corp.  ............................................           196,442
          3,000  Isetan  ................................................            38,857
          6,000  Isuzu Motors  ..........................................            26,682
             25  Ito-Yokado Co., Ltd. (ADR) (d)  ........................             4,331
         16,000  Kawasaki Heavy Industries  .............................            66,177
         14,000  Konami Co., Ltd.  ......................................           477,506
         11,000  Laox Co.  ..............................................           167,170
          7,000  Mitsubishi Estate Co., Ltd., 144A (f) ..................            71,928
          4,000  Mitsui Fudosan Co., 144A (f)  ..........................            40,066
             38  Nippon Telegraph & Telephone  ..........................           288,093
             18  NTT Data Communications Systems Corp.  .................           526,898
          5,000  Sony Corp.  ............................................           327,692
             25  Sony Corp. (ADR) (d) ...................................             1,641
          4,000  Square Co., Ltd.  ......................................           202,055
          7,000  Sumitomo Metal  ........................................            47,207
          2,000  Takeda Chemical  .......................................            41,965
          8,000  Toyota Motors (ADR) (d) ................................           460,000
          1,000  Yamaha Motor Co., Ltd.  ................................             8,980
                                                                               ------------
                                                                                  4,897,758
                                                                               ------------
                 KOREA--0.8%
         16,700  Kepco (ADR) (c) (d).....................................           342,350
            193  Kookmin Bank (GDR) 144A (f) (g)  .......................             3,604
         41,895  Korea Mobile Telecom (ADR) (c) (d)  ....................           539,402
         13,100  Pohang Iron & Steel (ADR) (d)  .........................           265,275
          1,550  The Korea Fund  ........................................            23,250
                                                                               ------------
                                                                                  1,173,881
                                                                               ------------
                 LUXEMBOURG--0.1%
            100  Millicom International Cellular  .......................             3,212
         14,925  Quilmes Industrial (ADR) (d)  ..........................           136,191
                                                                               ------------
                                                                                    139,403
                                                                               ------------
                 MALAYSIA--3.4%
         50,000  Arab Malaysian Corp. ...................................           249,456
         24,000  Development & Commerical Bank ..........................            82,202
         18,000  Edaran Otomobile Nasional BHD  .........................           179,964
         34,000  Genting Berhad  ........................................           234,251
         81,000  Guinness Anchor  .......................................           198,852
         46,000  Hong Leong Bank  .......................................           160,285
        242,000  IJM Corp. BHD, 144A (f) ................................           570,144
         59,000  Innovest BHD  ..........................................           210,255
        338,000  IOI Corp. BHD, 144A (f) ................................           519,279
         28,000  Leader Univ Holdings ...................................            58,761
         25,000  Lingkaran Trans Kota Holdings BHD  .....................            51,475
         90,000  Magnum Corp.  ..........................................           174,619
         52,000  New Straits Times, 144A (f)  ...........................           300,614
         24,000  Oriental Holdings BHD ..................................           163,453
        169,000  Public BK BHD  .........................................           358,008
         37,000  Resorts World BHD, 144A (f)  ...........................           168,481
         35,000  Tanjong  ...............................................           139,972
        415,000  Tech Resources Industries BHD, 144A (f)  ...............           818,333
         28,000  Telekom Malaysia BHD, 144A (f)  ........................           249,456
         33,000  United Engineers BHD ...................................           297,921
                                                                               ------------
                                                                                  5,185,781
                                                                               ------------
                 MEXICO--1.9%
        104,000  Cemex CPO  .............................................           374,543
            485  Grupo Carso S.A.  ......................................             2,526
          7,150  Grupo Casa Autrey S.A. (ADR) (d)  ......................           139,425
         13,117  Grupo Financiero Inbursa B  ............................            44,823
      2,007,000  Grupo Herdez, S.A. de C.V.  ............................           550,701
         11,600  Grupo Radio Centro S.A.  ...............................            79,750
          6,350  Grupo Televisa S.A. (ADR) (d)  .........................           162,719
         61,000  Industrias Penoles S.A.  ...............................           216,197
         11,300  Moderna  ...............................................            55,983
         36,250  Telefonos de Mexico, S.A. de C.V. (ADR) 144A (d) (f)  ..         1,196,250
                                                                               ------------
                                                                                  2,822,917
                                                                               ------------
                 MOROCCO--0.0%
          3,800  Banque Marocaine de Commerce (GDR) 144A (f) (g) ........            59,375
                                                                               ------------
                 NETHERLANDS--4.7%
         10,200  ASM Lithography Holding NV (c)  ........................           508,087
          6,500  Baan Co. NV (c)  .......................................           225,875
          2,092  Endemol Entertainment  .................................            69,673
         28,650  European Vinyls Corp. International NV  ................           909,366
         10,692  Getronics NV  ..........................................           290,446
          6,375  Gucci Group (ADR) (d) ..................................           407,203
          3,376  Hunter Douglas NV ......................................           227,804
         35,701  Koninklijke Sphinx Gustavsberg NV  .....................           411,497
          7,850  New Holland NV (c) .....................................           163,869
          2,004  Nutricia Bedrijven NV ..................................           304,692
          5,299  Oce Van der Grinten NV  ................................           575,785
          7,338  Philips Electronics NV .................................           297,515
         11,476  Philips Electronics NV (ADR) (d)  ......................           459,040
            577  Randstad Holdings  .....................................            41,708
         25,928  Royal Pakhoed NV  ......................................           810,954
         24,750  VNU  ...................................................           517,506
          6,496  Wolters Kluwer  ........................................           863,500
                                                                               ------------
                                                                                  7,084,520
                                                                               ------------
                 NEW ZEALAND--1.4%
        444,300  Lion Nathan, Ltd., 144A (f)  ...........................         1,064,812
        477,950  Sanford, Ltd.  .........................................         1,115,048
            200  Tranz Rail Holdings, Ltd. (ADR) (d)  ...................             3,538
                                                                               ------------
                                                                                  2,183,398
                                                                               ------------
                 NORWAY--0.4%
          6,225  Kverneland  ............................................           170,042
          8,144  Merkantildata  .........................................           147,887
          4,482  Tandberg (c)  ..........................................           138,430
          6,149  Tomra Systems ASA ......................................            94,958
                                                                               ------------
                                                                                    551,317
                                                                               ------------
                 PANAMA--0.2%
          4,725  Bladex  ................................................           239,794
                                                                               ------------
                 PERU--0.2%
          4,735  Credicorp, Ltd., 144A (f) ..............................            87,598
          3,100  Minas Buenaventura (ADR) (c) (d)  ......................            53,088
          5,700  Minas Buenaventura (c)  ................................            41,470
          8,550  Telefonica de Peru S.A. (ADR) (d)  .....................           161,381
                                                                               ------------
                                                                                    343,537
                                                                               ------------

                 PHILIPPINES--0.5%
        352,300  Aboitiz Equity Venentures, Inc. (c)  ...................            35,498
        183,000  DMCI Holdings (c)  .....................................           120,029
        196,500  HI Cement Corp.  .......................................            65,002
          7,500  Manila Electric Co.  ...................................            61,312
        172,000  Metro Pacific Corp. ....................................            42,509
        100,000  Music Semiconductors, Inc. (c)  ........................            49,430
        189,000  PCI Leasing & Finance (c)  .............................            50,444
          3,600  Philippine Long Distance Telephone (ADR) (d)  ..........           183,600
        250,000  Republic Glass Holdings ................................            48,479
        273,000  Uniwide Holdings, Inc. (c)  ............................            53,977
                                                                               ------------
                                                                                    710,280
                                                                               ------------
                 PORTUGAL--1.8%
         48,000  Banco Espirito Santo E Comercial de Lisboa, S.A.  ......           844,527
          6,900  BCO Totta E Acores .....................................           130,123
          4,650  Capital Portugal Fund 144A (c) (f) .....................           536,827
          4,532  Cimpor Cimentos de Portugal  ...........................            97,567
          2,200  Portugal Telecom S.A. (ADR) 144A (d) (f) ...............            62,150
         16,900  Sonae Investimentos - Sociedade Gestora de Participacoes
                   Sociais S.A.  ........................................           535,176
          7,400  Telecel-Comunicacao-es Pessoais S.A. (c) ...............           472,493
                                                                               ------------
                                                                                  2,678,863
                                                                               ------------
                 RUSSIA--0.7%
          4,475  Gazprom (ADR) (c) (d) ..................................            79,431
             11  Irkutskenergo (Russian Depositary Trust) 144A (c) (f) ..           290,400
          3,850  Mosenergo (ADR) 144A (d) (f)  ..........................           116,655
          4,925  Oil Company Lukoil (ADR) (d)  ..........................           226,550
          1,200  Tatneft (ADR) 144A (d) (f) .............................            55,200
          5,975  Tatneft (ADR) (d) ......................................           286,800
                                                                               ------------
                                                                                  1,055,036
                                                                               ------------
                 SINGAPORE--0.6%
        138,000  Aztech  ................................................            42,407
        363,000  CDL Hotels International  ..............................           207,677
        219,000  Datacraft Asia  ........................................           365,730
         34,000  Far East Levingston Shipbuilding, Ltd., 144A (f)  ......           177,374
         16,000  Keppel Corp  ...........................................           124,634
                                                                               ------------
                                                                                    917,822
                                                                               ------------
                 SOUTH AFRICA--1.2%
          3,950  Anglo America Gold Investment 144A (f) .................           300,778
         23,500  Barlow, Ltd.  ..........................................           208,454
          1,917  DeBeers  ...............................................            54,906
        324,857  Lonrho PLC, 144A (f) ...................................           690,195
         14,222  Sappi, Ltd.  ...........................................           127,674
         36,423  Sasol, Ltd.  ...........................................           432,078
          1,750  South African Breweries, Ltd.  .........................            44,325
          1,608  South African Breweries, Ltd. (ADR) 144A (d) (f)  ......            40,200
                                                                               ------------
                                                                                  1,898,610
                                                                               ------------
                 SPAIN--0.9%
         10,600  Argentaria (c)  ........................................           474,377
         68,200  Grupo Uralita  .........................................           533,202
          9,085  Prosegur Seguridad (c) .................................            83,975
          2,000  Repsol S.A. (ADR) (d) ..................................            76,250
         10,950  Telefonica  ............................................           254,298
                                                                               ------------
                                                                                  1,422,102
                                                                               ------------
                 SWEDEN--4.5%
         52,700  AB Volvo, Series B  ....................................         1,162,972
          3,500  ABB AB  ................................................           395,167
          2,080  Althin Medical AB, Series B  ...........................            45,139
         25,494  Assa-Abloy AB, Series B  ...............................           463,534
          8,950  Astra AB, Series B  ....................................           431,759
            167  Atlas Copco AB  ........................................             4,040
         10,900  Autoliv AB  ............................................           477,881
         61,800  Avesta Sheffield  ......................................           666,036
             81  Diligentia  ............................................             1,277
            613  Enator AB (c)  .........................................            15,460
          3,067  Enator AB (c)  .........................................            78,475
          2,368  Ericsson LM Telephone AB, Series B .....................            73,263
          7,075  Ericsson LM Telephone Co. (ADR) (c) (d) ................           213,577
          5,058  Frontec AB, Series B ...................................            87,515
            855  Incentive AB, Series B .................................            62,057
         30,296  Intentia International AB, Series B, 144A (c) (f) ......           453,114
          5,566  Investment AB Bure 144A (f)  ...........................            66,107
          1,506  Kinnevik Investment, Series B  .........................            41,515
         23,870  Medical Invest, Series B  ..............................           640,509
          6,493  Nobel Biocare AB  ......................................           114,248
          2,767  Nordbanken AB  .........................................            83,782
          2,428  Pricer AB, Series B ....................................            59,811
          1,659  Sandvik AB  ............................................            44,760
         15,474  Securitas AB, Series B .................................           450,386
            819  Skandinaviska Enskilda Bank  ...........................             8,406
          3,211  Sparbanken Sverige AB 144A (f)  ........................            55,087
         11,700  Spira Invest AB  .......................................           276,206
         17,483  Swedish Match AB .......................................            61,525
         18,359  Tornet Fastighet  ......................................           279,965
            737  WM Data AB, Series B ...................................            63,759
                                                                               ------------
                                                                                  6,877,332
                                                                               ------------
                 SWITZERLAND--2.0%
             47  Clariant  ..............................................            20,120
          6,994  Credit Suisse  .........................................           718,472
            633  Novartis AG  ...........................................           724,983
             82  Roche Holdings AG ......................................           638,050
          1,075  Saurer, Ltd.  ..........................................           465,820
             62  Schweizerische Ruckversicherungs 144A (f) ..............            66,192
             48  SGS Holding  ...........................................           117,983
            193  Sulzer AG, 144A (f) ....................................           111,460
             47  Swissair  ..............................................            38,028
          8,475  Tag Heuer International S.A. (ADR) (c) (d) .............           136,659
                                                                               ------------
                                                                                  3,037,767
                                                                               ------------

                 TAIWAN--0.6%
          7,360  Advanced Semiconductor Engineering (GDR) (g)  ..........            69,920
          3,600  Advanced Semiconductor Engineering (GDR) 144A (f) (g) ..            35,010
          5,740  China Steel Corp. (GDR) (c) (g)  .......................           115,159
          1,300  China Steel Corp. (GDR) 144A (c) (f) (g)  ..............            26,081
         11,600  Taiwan Fund 144A (c) (f)  ..............................           258,100
         25,200  The R O C Taiwan Fund (c)  .............................           258,300
         12,000  Yageo Corp. (GDR) 144A (c) (f) (g)  ....................           121,500
                                                                               ------------
                                                                                    884,070
                                                                               ------------
                 THAILAND--1.1%
          4,300  Bangkok Bank 144A (f) ..................................            41,582
         91,000  Bangkok Bank Shareholder Equity Right 2 (h) ............           677,727
         41,000  Central Pattana Ltd. ...................................           185,448
         35,000  Electricity Generating Public Company, Ltd.  ...........            95,531
         51,000  Industrial Finance Corp. of Thailand (c) ...............           138,209
         20,000  PTT Exploration and Production  ........................           288,544
          3,200  Siam Cement Co.  .......................................           100,320
          2,700  Siam Cement Shareholder Equity Right 2 (h) .............            85,066
                                                                               ------------
                                                                                  1,612,427
                                                                               ------------
                 TURKEY--0.9%
        332,167  Koc Holdings  ..........................................            58,194
         89,000  Migros Turk Tas  .......................................           108,737
        109,101  Trakya Cam  ............................................             5,533
     10,398,000  Turk Sise Ve Cam Fabrikalani (c)  ......................         1,102,600
      1,178,000  Yapi Ve Kredi Bankasi, New  ............................            29,328
                                                                               ------------
                                                                                  1,304,392
                                                                               ------------
                 UNITED KINGDOM--9.2%
        133,228  Asda Group  ............................................           280,744
         11,984  Barclays  ..............................................           205,414
          3,625  British Airways (ADR) (d) ..............................           372,469
         34,190  BTG  ...................................................           265,636
         36,382  Capita Group PLC  ......................................           303,235
         50,000  Carlton Communications PLC  ............................           440,723
         22,467  CMG PLC  ...............................................           325,326
          4,774  Compass Group  .........................................            50,504
        876,000  Cordiant PLC (c)  ......................................         1,545,794
          7,150  Danka Business Systems (ADR) (d)  ......................           252,931
         50,000  Dixons Group  ..........................................           464,708
          8,157  Dorling Kindersley  ....................................            57,506
         38,516  Electrocomponents  .....................................           304,855
        128,002  Freepages  .............................................            95,393
          6,294  Glaxo Wellcome PLC .....................................           102,222
        160,000  Guinness PLC, 144A (f) .................................         1,254,069
         19,100  Harvey Nichols PLC .....................................           113,219
         84,736  Hays PLC  ..............................................           813,680
         17,653  J.D. Wetherspoon PLC ...................................           353,846
         14,796  JBA Holdings PLC  ......................................           134,348
        160,000  Ladbroke Group PLC .....................................           633,202
         22,369  Lloyds TSB Group PLC ...................................           164,980
         44,029  London Clubs International  ............................           230,064
         25,714  London International Group PLC, 144A (f)  ..............            73,349
         65,548  LucasVarity PLC  .......................................           249,862
            250  LucasVarity PLC (ADR) (d) ..............................             9,500
          7,312  Michael Page Group PLC  ................................            51,674
          8,000  National Westminster Bank PLC (ADR) (d) ................           556,000
         35,550  Next PLC  ..............................................           345,633
          3,530  Pearson 144A (f) .......................................            45,327
         37,029  Powerscreen International PLC (c)  .....................           358,427
        178,308  Rentokil Group PLC .....................................         1,341,052
         27,125  Select Appointments Holdings PLC (ADR) (c) (d)  ........           311,938
          2,587  Sema Group PLC  ........................................            48,088
          6,246  SmithKline Beecham PLC  ................................            86,622
            700  SmithKline Beecham PLC (ADR) (d)  ......................            47,600
         21,393  Stagecoach Holdings PLC  ...............................           256,188
        725,000  Vardon PLC  ............................................         1,167,552
         13,932  Victrex  ...............................................            64,087
         60,000  WPP Group PLC  .........................................           261,093
                                                                               ------------
                                                                                 14,038,860
                                                                               ------------
                 UNITED STATES--20.2%
         70,366  ACNielsen Corp.  .......................................         1,064,286
            850  Airtouch Communications, Inc.  .........................            21,463
          6,425  Alco Standard Corp. ....................................           331,691
         10,500  AMBAC, Inc.  ...........................................           696,937
         18,200  American Brands, Inc. ..................................           903,175
         20,400  Anheuser-Busch Companies, Inc.  ........................           816,000
         12,000  Apache Corp.  ..........................................           424,500
            825  Associates 1st Capital Corp.  ..........................            36,403
         29,300  Black & Decker Corp. ...................................           882,662
            550  Boeing Co.  ............................................            58,506
         42,000  Brunswick Corp.  .......................................         1,008,000
         14,750  Cellular Communications International (c)  .............           427,750
          1,850  Cisco Systems, Inc. (c) ................................           117,706
            550  Citicorp  ..............................................            56,650
         16,100  Cognizant Corp.  .......................................           531,300
          7,500  Columbia/HCA Healthcare Corp. ..........................           305,625
          3,000  Computer Sciences Corp., Rights (c)  ...................           246,375
          2,950  Corporate Express, Inc. (c)  ...........................            86,841
         24,100  Dun and Bradstreet Corp.  ..............................           572,375
            100  First Data Corp.  ......................................             3,650
          3,000  First Pacific Co.  .....................................             3,898
         32,400  First USA, Inc.  .......................................         1,121,850
         35,800  Foundation Health Corp. (c)  ...........................         1,136,650
         27,300  H. J. Heinz Co.  .......................................           975,975
          6,000  Idexx Laboratories (c) .................................           216,000
          2,150  International Business Machines Corp. ..................           324,650
         30,400  Knight-Ridder, Inc. ....................................         1,162,800
         17,200  Kroger Co. (c)  ........................................           799,800
          2,700  Lockheed Martin Corp.  .................................           247,050
          5,925  Lucent Technologies, Inc.  .............................           274,031
          8,500  Manpower Inc.  .........................................           276,250
         13,025  MCI Communications .....................................           425,755
         21,000  Mellon Bank Corp.  .....................................         1,491,000
          3,275  MFS Communications, Inc.  ..............................           178,488
         24,600  Nabisco Holdings Corp. .................................           956,325
          1,125  NIKE, Inc., Class B  ...................................            67,219
         29,750  Old Republic International  ............................           795,812
             25  Paging Network, Inc. (c)  ..............................               381
          5,475  Parametric Technology Corp. (c)  .......................           281,278
          4,700  PepsiCo, Inc.  .........................................           137,475
             50  Pfizer, Inc.  ..........................................             4,144
         11,000  Philip Morris Companies, Inc.  .........................         1,238,875
          8,050  Physio Control International Corp.  ....................           181,125
         29,000  Polaroid Corp. .........................................         1,261,500
         10,075  Quorum Health Group (c)  ...............................           299,731
         12,000  Ralston Purina Co.  ....................................           880,500
          1,700  Raychem Corp.  .........................................           136,213
         36,125  Rofin-Sinar Technologies, Inc.  ........................           424,469
          6,500  Rural/Metro Corp. (c) ..................................           234,000
          5,170  TCI Satellite Entertainment, Inc. (c) ..................            51,054
         51,700  Tele-Communications, Inc. (c)  .........................           675,331
         25,000  Tele-Communications, Inc., New  ........................           714,062
         18,600  Torchmark, Inc.  .......................................           939,300
         58,000  U.S. West Media Group (c)  .............................         1,073,000
          1,600  Ucar International, Inc.  ..............................            60,200
          7,000  Unilever NV, 144A (f) .  ...............................         1,226,750
            850  United Technologies Corp.  .............................            56,100
          4,200  Vivra, Inc.  ...........................................           116,025
         13,775  Warnaco Group  .........................................           408,084
          2,091  Wells Fargo & Co.  .....................................           564,047
          7,500  Williams Companies, Inc.  ..............................           281,250
          6,012  Wolverine Worldwide  ...................................           174,348
         11,000  Worldcom, Inc. (c)  ....................................           286,688
                                                                               ------------
                                                                                 30,751,378
                                                                               ------------
                 VENEZUELA--0.3%
         15,300  CANTV (ADR) (d) ........................................           430,313
                                                                               ------------
                 Total Common Stock (Identified Cost $125,875,336)  .....       135,604,673
                                                                               ------------

BONDS AND NOTES -- 0.6%

   FACE
  AMOUNT         DESCRIPTION                                                       VALUE(b)
--------------------------------------------------------------------------------------------
                  PHILIPPINES--0.1%
     $   175,000  Metro Pacific Corp. Convertible Bond, 2.500%, 4/11/03 .      $     186,375
                                                                                ------------
                  TAIWAN--0.1%
         190,000  Nan Ya Plastic Corp. Convertible Bond, 1.750%, 7/19/01 .           216,600
                                                                                ------------
                  UNITED STATES--0.4%
         200,000  Alfa S.A., Convertible Note 144A, 8.000%, 9/15/00 (f)              220,750
          85,000  Barlow International Investments, Ltd. Convertible Bond,
                    7.000%, 9/20/04 ......................................            89,250
         150,000  United Microelectronics Corp, 1.250%, 6/08/04 ..........           210,563
                                                                                ------------
                                                                                     520,563
                                                                                ------------
                  Total Bonds and Notes (Identified Cost $933,128)  ......           923,538
                                                                                ------------

      1,500,000  American Express Credit Corp., 6.300%, 1/02/97 ...........        1,500,000
      1,300,000  American Express Credit Corp., 6.550%, 1/02/97 ...........        1,299,763
      2,250,000  Ford Motor Credit Co., 5.800%, 1/03/97 ...................        2,250,000
      2,250,000  General Electric Capital Corp., 5.650%, 1/02/97 ..........        2,250,000
      5,786,000  Repurchase Agreement with State Street Bank & Trust Co.
                  dated 12/31/96 at 4.750% to be repurchased at $5,787,527
                  on 01/02/97, collateralized by $4,610,000 U.S. Treasury
                  Bond due 8/17/17 with a value of $5,908,005 .............        5,786,000
      1,531,000  Repurchase Agreement with State Street Bank & Trust Co.
                  dated 12/31/96 at 5.750% to be repurchased at $1,531,489
                  on 01/02/97, collateralized by $1,225,000 U.S. Treasury
                  Bond due 8/17/17 with a value of $1,569,915 .............        1,531,000
                                                                                ------------
                 Total Short Term Investments (Identified Cost
                  $14,616,763) ............................................        14,616,763
                                                                                ------------
                 Total Investments--99.5% (Identified Cost $141,425,227)(i)      151,144,974
                 Other assets less liabilities (e) ........................          711,877
                                                                                ------------
                 Total Net Assets--100% ...................................    $ 151,856,851
                                                                               =============

FORWARD CURRENCY CONTRACTS OUTSTANDING
at December 31, 1996
                                                   LOCAL         AGGREGATE                       UNREALIZED
                                  DELIVERY       CURRENCY           FACE          TOTAL        APPRECIATION/
                                    DATE          AMOUNT           VALUE          VALUE        (DEPRECIATION)
                                ------------  ---------------  --------------  ------------  ------------------
Deutsch Mark (sold) ..........       1/16/97          300,000        $198,400      $195,161       $ 3,239
Deutsch Mark (sold) ..........       1/17/97          275,000         183,541       178,909         4,632
Deutsch Mark (sold) ..........        3/4/97          375,000         241,892       244,702        (2,810)
Deutsch Mark (sold) ..........        3/4/97          600,000         384,995       391,525        (6,530)
Finnish Marka (sold) .........       1/16/97          675,000         148,692       146,900         1,792
French Franc (sold) ..........       1/16/97          400,000          78,125        77,167           958
British Pounds (bought) ......       1/16/97           55,000          90,316        94,243         3,927
British Pounds (sold) ........       1/16/97           55,000          85,800        94,243        (8,443)
British Pounds (bought) ......       1/17/97           62,000         101,818       106,231         4,413
British Pounds (sold) ........       1/17/96           62,000          95,995       106,231       (10,236)
Japanese Yen (sold) ..........       1/16/97       63,000,000         577,947       545,228        32,719
Japanese Yen (sold) ..........       6/17/97       18,000,000         162,264       159,185         3,079
Swedish Krona (sold) .........       1/16/97        2,300,000         346,122       337,477         8,645
Swedish Krona (sold) .........       1/27/97          750,000         114,350       110,098         4,252
Swiss Franc (sold) ...........       1/16/97          220,000         177,664       164,633        13,031
Swiss Franc (sold) ...........       1/27/97          230,000         192,292       172,311        19,981
Swiss Franc (sold) ...........        3/4/97          900,000         680,663       676,766         3,897
South African Rand (sold) ....       11/3/97          338,000          64,726        65,665          (939)
                                                                                                   ------
                                                                                                  $75,607
                                                                                                  =======

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1996 (UNAUDITED)

Finance                   22.70%       Capital Goods           6.00%
Consumer Basics           16.10%       Utilities               5.80%
General Business          13.40%       Consumer Non-Durables   5.60%
Basic Industry             7.30%       Technology              5.60%
Consumer Services          6.30%       Energy                  4.10%

(a) Ordinary Shares unless otherwise noted.
(b) See Note 1a.
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $17,831 and a cost of $17,781.
(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) Global Depository Receipt.
(h) These securities are certificates which entitle the holder to one local share of the common stock of the company indicated. The value of these securities is directly linked to the value of the underlying common stock.
(i) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $142,351,689 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an
    excess of value over tax cost. .................................................   $12,738,246
    Aggregate gross unrealized depreciation for all investments in which there is an
    excess of tax cost over value. .................................................    (3,944,961)
                                                                                       -----------
           Net unrealized appreciation .............................................   $ 8,793,285
                                                                                       ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996

ASSETS
    Investments at value .....................................                    $151,144,974
    Cash .....................................................                           8,601
    Foreign cash at value (Cost $17,781) .....................                          17,831
  Receivable for:
    Fund shares sold .........................................                         887,202
    Securities sold ..........................................                         576,511
    Open forward currency contracts - net ....................                          75,607
    Dividends and interest ...................................                         178,327
    Foreign withholding taxes ................................                          16,302
  Unamortized organization expense ...........................                          52,538
                                                                                  ------------
                                                                                   152,957,893
LIABILITIES
  Payable for:
    Securities purchased .....................................      $669,250
    Fund shares redeemed .....................................        54,211
    Foreign withholding taxes ................................         9,986
  Accrued expenses:
    Management fees ..........................................       127,128
    Deferred trustees' fees ..................................         1,435
    Accounting and administrative ............................         2,644
    Other expenses ...........................................       236,388
                                                                ------------
                                                                                     1,101,042
                                                                                  ------------
NET ASSETS ...................................................                    $151,856,851
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $142,774,612
    Undistributed net investment loss ........................                         (65,383)
    Accumulated net realized losses ..........................                        (647,258)
    Unrealized appreciation on investments, forward currency
      contracts and foreign currency transactions ............                       9,794,880
                                                                                  ------------
NET ASSETS ...................................................                    $151,856,851
                                                                                  ============
  Computation of net asset value and offering price:
    Net asset value and redemption price of Class A shares
    ($68,509,399 divided by 4,757,430 shares of beneficial
    interest) ................................................                          $14.40
                                                                                        ======
  Offering price per share (100/94.25 of $14.40) .............                          $15.28*
                                                                                        ======
  Net asset value and offering price of Class B shares
    ($65,367,401 divided by 4,570,816 shares of beneficial
    interest) ................................................                          $14.30**
                                                                                        ======
  Net asset value and offering price of Class C shares
    ($17,980,051 divided by 1,256,603 shares of beneficial
    interest) ................................................                          $14.31
                                                                                        ======
  Identified cost of investments .............................                    $141,425,227
                                                                                  ============

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ..............................................                        $ 1,171,084(a)
  Interest ...............................................                            589,217
                                                                                  -----------
                                                                                    1,760,301
  Expenses
    Management fees ......................................       $   780,469
    Service fees - Class A ...............................            85,683
    Service and distribution fees - Class B ..............           305,294
    Service and distribution fees - Class C ..............            95,265
    Trustees' fees and expenses ..........................            11,567
    Accounting and administrative ........................            24,445
    Custodian ............................................           499,876
    Transfer agent .......................................           230,443
    Audit and tax services ...............................            50,000
    Legal ................................................            19,091
    Printing .............................................            23,275
    Registration .........................................            75,833
    Amortization of organization expenses ................            12,362
    Miscellaneous ........................................             6,678
                                                                ------------
  Total expenses .........................................                          2,220,281
                                                                                  -----------
  Net investment loss ....................................                           (459,980)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ....................................         1,590,524
    Foreign currency transactions - net ..................          (44,289)
                                                                ------------
    Net realized gain on investments and foreign currency
      transactions                                                 1,546,235
                                                                ------------
  Unrealized appreciation on:
    Investments - net ....................................         9,729,337
    Foreign currency transactions - net ..................            65,543
                                                                ------------
    Net unrealized appreciation on investments, forward
      currency contracts
      and foreign currency transactions ..................         9,794,880
                                                                ------------
  Net gain on investment transactions ....................                         11,341,115
                                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                        $10,881,135
                                                                                  ===========

(a) Net of foreign taxes of : $90,439

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                                    1996
                                                                               -------------
FROM OPERATIONS
  Net investment loss ...................................................      $   (459,980)
  Net realized gain on investments and foreign currency transactions ....         1,546,235
  Unrealized appreciation on investments, and foreign currency
    transactions ........................................................         9,794,880
                                                                               ------------
Increase in net assets from operations ..................................        10,881,135
                                                                               ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  NET REALIZED GAIN ON INVESTMENTS
    Class A .............................................................          (827,582)
    Class B .............................................................          (790,419)
    Class C .............................................................          (219,963)
                                                                               ------------
                                                                                 (1,837,964)
                                                                               ------------
  Increase in net assets derived from capital share transactions ........       142,813,680
                                                                               ------------
  Total increase in net assets ..........................................       151,856,851

NET ASSETS
  Beginning of the period ...............................................                 0
                                                                               ------------
  End of the period .....................................................      $151,856,851
                                                                               ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  Beginning of the period ...............................................                 0
                                                                               ------------
  End of the period .....................................................      $    (65,383)
                                                                                ===========

                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                     FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------
                                                      CLASS A           CLASS B           CLASS C
                                                ----------------  ----------------  ----------------
                                                        YEAR              YEAR              YEAR
                                                       ENDED              ENDED             ENDED
                                                    DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                       1996               1996              1996
                                                    ------------       ------------      -----------
Net Asset Value, Beginning of Year ..............      $12.50            $12.50            $12.50
                                                        -----             -----             -----
Income (Loss) From Investment Operations
Net Investment Loss .............................       (0.03)(c)         (0.12)(c)         (0.12)(c)
Net Realized and Unrealized Gain (Loss) on
Investments .....................................        2.11              2.10              2.11
                                                        -----             -----             -----
Total From Investment Operations ................        2.08              1.98              1.99
                                                        -----             -----             -----
Less Distributions
Distributions From Net Realized Capital Gains ...       (0.18)            (0.18)            (0.18)
                                                        -----             -----             -----
Total Distributions .............................       (0.18)            (0.18)            (0.18)
                                                        -----             -----             -----
Net Asset Value, End of Year ....................      $14.40            $14.30            $14.31
                                                       ======            ======            ======
Total Return (%) (a) ............................        16.7              15.9              15.9
Ratio of Operating Expenses to Average Net
  Assets (%) ....................................        2.58              3.33              3.33
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ........................       (0.21)            (0.96)            (0.96)
Portfolio Turnover Rate (%) .....................          57                57                57
Average Commission Rate .........................     $0.0004(b)        $0.0004(b)        $0.0004(b)
Net Assets, End of Year (000) ...................     $68,509           $65,367           $17,980

(a) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B Shares are not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(c) Per Share Net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. The Fund commenced its public offering of Class A, Class B and Class C shares on December 29, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by New England Funds Management, L.P., the Fund's adviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.   Security
transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. (excluding short-term investments) for the Fund for the period December 31, 1996 were $164,648,101 and $39,430,171, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.   The Fund pays
management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Founders Asset Management, Inc., Janus Capital Corporation and Montgomery Asset Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. NEFM pays Montgomery Asset Management, L.P. at the annual rate of 0.90% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Montgomery Asset Management, L.P. agreed to waive 0.15% of the fee payable to it by NEFM through June 30, 1996, but this waiver will not reduce the fees payable by the Fund to NEFM.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Harris Associates, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the subadvisers under the management agreement in effect during the year ended December 31, 1996, are as follows:

FEES EARNED
-----------

$267,457                             New England Funds Management, L.P.
 192,641                             Harris Associates, L.P.
  95,549                             Founders Asset Management, Inc.
 102,157                             Janus Capital Corporation
 122,665                             Montgomery Asset Management, L.P.
-------
$780,469
========


B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the period ended December 31, 1996, these expenses amounted to $24,445 and are shown separately in the financial statements as Accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $169,601 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1996, the Fund paid New England Funds $85,683 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1996 the Fund paid New England Funds $76,324 and $23,816 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the period ended December 31, 1996, the Fund paid New England Funds $228,970 and $71,449 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the period ended December 31, 1996 amounted to $1,559,365.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, New England Investment Companies, L.P. or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $714
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1996
                                                                   -----------------------------
CLASS A                                                              SHARES             AMOUNT
-------                                                            ---------         -----------
Shares sold ................................................       5,263,135         $71,193,860
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................          55,816             789,245
                                                                   ---------         -----------
                                                                   5,318,951          71,983,105
Shares repurchased .........................................        (561,521)         (7,815,507)
                                                                   ---------         -----------
Net increase ...............................................       4,757,430          64,167,598
                                                                   ---------         -----------

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1996
                                                                   -----------------------------
CLASS B                                                              SHARES             AMOUNT
----                                                               ---------         -----------
Shares sold ................................................       4,646,365         $62,819,212
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................          52,648             739,708
                                                                   ---------         -----------
                                                                   4,699,013          63,558,920
Shares repurchased .........................................        (128,197)         (1,770,220)
                                                                   ---------         -----------
Net increase ...............................................       4,570,816          61,788,700
                                                                   ---------         -----------

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1996
                                                                   -----------------------------
CLASS C                                                              SHARES             AMOUNT
----                                                               ---------        ------------
Shares sold ................................................       1,307,969        $ 17,561,696
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................          14,581             205,003
                                                                  ----------        ------------
                                                                   1,322,550          17,766,699
Shares repurchased .........................................         (65,947)           (909,317)
                                                                  ----------        ------------
Net increase ...............................................       1,256,603        $ 16,857,382
                                                                  ----------        ------------
Increase derived from capital shares transactions ..........      10,584,849        $142,813,680
                                                                  ==========        ============

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of NEW ENGLAND STAR WORLDWIDE FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Star Worldwide Fund ("the Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

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                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


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